CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer of Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    1/29/2008           /s/ Donald F. Crumrine
     ----------------        ---------------------------------------------------
                             Donald F. Crumrine, Director, Chairman of the Board
                             and Chief Executive Officer
                             (principal executive officer)


I, R. Eric Chadwick, Chief Financial Officer, Treasurer, and Vice President of Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    1/29/2008           /s/ R. Eric Chadwick
     ----------------        ---------------------------------------------------
                             R. Eric Chadwick, Chief Financial Officer,
                             Treasurer, and Vice President
                             (principal financial officer)